UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

(Amendment No. )

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

NXU, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

NXU, INC.

1828 N. Higley Rd., Ste 116

Mesa, AZ 85205

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of Nxu, Inc.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of record of the Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of Nxu, Inc., a Delaware corporation (the “Company”), in connection with a corporate action taken by the holders of a majority of the issued and outstanding voting securities of the Company, approving, for purposes of Nasdaq Listing Rule 5635(a) (“Nasdaq Rule 5635(a)”) and Nasdaq Listing Rule 5635(d) (“Nasdaq Rule 5635(d)”), by written consent in lieu of a special meeting, dated December 22, 2023, the issuance by the Company to Lynks Motor Corporation (“Lynx”) in a private placement (the “Private Placement”) one thousand (1,000) newly issued shares of Series A Convertible Preferred Stock of the Company, which will be convertible into shares of Class A Common Stock, in exchange for a number of newly issued shares of common stock, par value $0.001 per share, of Lynx representing 15% of the issued and outstanding equity interests in Lynx as of, and after giving effect to, the closing of the Private Placement.

The approval of the Private Placement for purposes of Nasdaq Rule 5635(a) and Nasdaq Rule 5635(d) was taken by written consent pursuant to Section 228 of the General Corporation Law of the State of Delaware, which provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding common stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Company has obtained the approval of the Private Placement from stockholders holding a majority of the Company’s issued and outstanding voting securities.

The accompanying Information Statement is being furnished to our stockholders in accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended, and the rules promulgated by the Securities and Exchange Commission thereunder, solely for the purpose of informing our stockholders of the action taken by the written consent.

The corporate action shall be effective on or about February 5, 2024, or approximately 20 days after we mail this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve the Private Placement. The accompanying Information Statement is provided solely for your information.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Mark Hanchett

Mark Hanchett

Chief Executive Officer

Dated: January 16, 2024

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INFORMATION STATEMENT

OF

NXU, INC.

1828 N. Higley Rd., Ste 116

Mesa, AZ 85205

(408) 674-9027

INFORMATION STATEMENT

PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

JANUARY 16, 2024

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN

CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

General Information

Nxu, Inc., a Delaware corporation (“Nxu,” the “Company,” “we,” or “us”), is sending you this Information Statement solely for purposes of informing its stockholders of record as of December 22, 2023 (the “Record Date”), in the manner required by Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the action taken by written consent by Mark Hanchett, the Chief Executive Officer of the Company, and Annie Pratt, the President of the Company (together, the “Majority Stockholders”), the holders of a majority of the issued and outstanding voting securities of the Company, to approve, for purposes of Nasdaq Listing Rule 5635(a) (“Nasdaq Rule 5635(a)”) and Nasdaq Listing Rule 5635(d) (“Nasdaq Rule 5635(d)”), the issuance by the Company to Lynks Motor Corporation (“Lynx”) in a private placement (the “Private Placement”) one thousand (1,000) newly issued shares of Series A Preferred Stock (as defined below) par value $0.0001 per share, of the Company, which will be convertible into shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company in exchange for a number of newly issued shares of common stock, par value $0.001 per share, of Lynx representing 15% of the issued and outstanding equity interests in Lynx as of, and after giving effect to, the closing of the Private Placement.

The Class A Common Stock is listed on the Nasdaq Capital Market (“Nasdaq”), and the Company is subject to Nasdaq’s rules and regulations, including Nasdaq Rule 5635(a) and Nasdaq Rule 5635(d). Nasdaq Rule 5635(a) requires stockholder approval prior to the sale, issuance, or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock), in connection with the acquisition of stock or assets of another company, which equals 20% or more of the outstanding common stock or 20% or more of the voting power outstanding before the acquisition. Nasdaq Rule 5635(d) requires stockholder approval prior to the issuance in a transaction (other than a public offering) of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the outstanding common stock or 20% or more of the voting power outstanding for a purchase price that is lower than (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of a binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (such lower amount, the “Minimum Price”).

The approval of the Private Placement for purposes of Nasdaq Rule 5635(a) and Nasdaq Rule 5635(d) was taken by written consent pursuant to Section 228 of the General Corporation Law of the State of Delaware (“DGCL”), which provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding common stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

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On December 21, 2023, the board of directors of the Company (the “Board”) adopted resolutions approving the transactions in connection with the Private Placement. In connection with the adoption of these resolutions, the Board had been informed that the Majority Stockholders were in favor of this proposal and would enter into a written consent approving the Private Placement. On December 22, 2023, the Majority Stockholders consented in writing to the Private Placement.

Accordingly, all necessary corporate approvals in connection with the Private Placement have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company knows of no other matters other than that described in this Information Statement which have been recently approved or considered by the holders of the Company’s issued and outstanding voting securities.

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PRIVATE PLACEMENT

Purpose of the Private Placement

The Board believes it is in the best interests of the Company to issue its securities in a private placement transaction in exchange for an investment in Lynx in order to regain compliance with the minimum stockholders’ equity requirement of $2,500,000 for continued listing of the Class A Common Stock on Nasdaq under Nasdaq Listing Rule 5550(b)(1).

Description of the Private Placement

On December 27, 2023, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Lynks, pursuant to which the Company agreed to issue to Lynx in a private placement (the “Private Placement”) one thousand (1,000) newly issued shares of Series A Preferred Stock, par value $0.0001 per share, of the Company, which will be convertible into Class A Common Stock, in exchange for a number of newly issued shares of common stock, par value $0.001 per share, of Lynx representing 15% of the issued and outstanding equity interests in Lynx as of, and after giving effect to, the closing of the Private Placement. The Private Placement closed upon the signing of the Share Exchange Agreement.

The Company filed a Certificate of Designations (the “Certificate of Designations”) with the Delaware Secretary of State creating out the authorized and unissued shares of preferred stock of the Company a series of Preferred Stock consisting of five thousand (5,000) shares of preferred stock designated as the “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”). Any or all shares of the Series A Preferred Stock will be convertible, without the payment of any additional consideration, at any time after the first issuance of shares of Series A Preferred Stock by the Company and from time to time into such whole number of fully paid and nonassessable shares of Class A Common Stock as is determined by dividing $3,000.00 by the conversion price in effect at the time of conversion and then multiplying such quotient by the number of shares of Series A Preferred Stock to be converted. However, the Company may not effect the conversion of any shares of Series A Preferred Stock if, after giving effect to the conversion or issuance, the holder, together with its affiliates, would beneficially own in excess of 19.99% of the outstanding common stock or voting power of the Company, unless and until the Company receives the approval from the stockholders of the Company (“Stockholder Approval”) required by the applicable rules and regulations of any trading market on which any securities of the Company are listed. On the trading day immediately following the effective date of any Stockholder Approval, (i) all outstanding shares of Series A Preferred Stock will automatically be converted into shares of Class A Common Stock, at the then effective conversion rate, and (ii) such shares may not be reissued by the Company. Other than those rights provided by law, the holders of Series A Preferred Stock will not have any voting rights.

In connection with the Private Placement, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with Lynx, pursuant to which the Company agreed to file a registration statement (a “Registration Statement”) with the Securities and Exchange Commission registering the resale of the Class A Common Stock underlying the Series A Preferred Stock within 45 days after the closing of the Private Placement.

The offer and sale of the Series A Preferred Stock and the Class A Common Stock underlying the Series A Preferred Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and accordingly may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

The above description of the terms and conditions of the Series A Preferred Stock, Share Exchange Agreement and Registration Rights Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of such agreements and instruments, copies of which are attached to the Company’s Current Report on Form 8-K as Exhibits 4.1, 10.1 and 10.2, respectively, filed with the SEC on December 27, 2023, which is incorporated by reference herein.

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Reason for Stockholder Approval

Pursuant to Nasdaq Rule 5635(a), if an issuer intends to issue common stock or securities convertible into or exercisable for common stock, in connection with the acquisition of stock or assets of another company, which may equal or exceed 20% of the outstanding common stock or voting power on a pre-transaction basis, the issuer generally must obtain the prior approval of its stockholders.

Pursuant to Nasdaq Rule 5635(d), if an issuer intends to issue common stock or securities convertible into or exercisable for common stock, other than in a public offering, which may equal or exceed 20% of the outstanding common stock or voting power on a pre-transaction basis for less than the Minimum Price for such common stock, the issuer generally must obtain the prior approval of its stockholders.

.

The number of shares of Class A Common Stock to be issued to Lynx in the Private Placement upon conversion of the Series A Preferred Stock could result in the issuance of a number of shares exceeding the threshold for which stockholder approval is required under Nasdaq Rule 5635(a) and exceeding the threshold and pricing for which stockholder approval is required under Nasdaq Rule 5635(d). To ensure compliance with Nasdaq Rule 5635(a) and Nasdaq Rule 5635(d), the Majority Stockholders approved the Private Placement.

Approval of the Private Placement

The approval of the Private Placement, including for purposes of Nasdaq Rule 5635(a) and Nasdaq Rule 5635(d), requires the approval of the holders of our outstanding Class A Common Stock and Class B common stock, par value $0.0001 per share (“Class B Common Stock” and together with Class A Common Stock, “Common Stock”), having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

We have two classes of common stock outstanding, Class A Common Stock and Class B common stock, par value $0.0001 per share (“Class B Common Stock”). As of the Record Date, the Company was authorized to issue 4,000,000,000 shares of Class A Common Stock and 1,000,000,000 shares of Class B Common Stock, and had 361,107,317 shares of Class A Common Stock and 36,525,370 shares of Class B Common Stock issued and outstanding (which does not give effect to our 1-for-150 reverse stock split completed after the Record Date on December 26, 2023). Holders of shares of Class A Common Stock are entitled to cast one vote per share and holders of shares of Class B Common Stock are entitled to cast ten votes per share. Holders of our Class A Common Stock and Class B Common Stock vote together as a single class on all matters presented to our stockholders for approval, except as otherwise required.

The Majority Stockholders collectively held 1,051,672 shares of Class A Common Stock and 36,525,370 shares of Class B Common Stock as of the Record Date (which does not give effect to our 1-for-150 reverse stock split completed after the Record Date on December 26, 2023), representing approximately 50.43% of the voting power of all shares of Common Stock. Accordingly, the limitations on issuances and sales of securities under Nasdaq Rule 5635(a) and Nasdaq Rule 5635(d) will not apply to the issuances of shares of Class A Common Stock upon conversion of the Series A Preferred Stock.

This Information Statement is first being mailed on or about January 16, 2024 to the Company’s stockholders of record as of the Record Date. The corporate action shall be effective on or about February 5, 2024, or approximately 20 days after we mail this Information Statement.

Effect of the Private Placement on Existing Stockholders

The issuance of securities pursuant to the Share Exchange Agreement will not affect the rights of the Company’s existing stockholders, but such issuances will have a dilutive effect on the Company’s existing stockholders, including the voting power of the existing stockholders.

We have agreed to file the Registration Statement to permit the public resale of the shares of Class A Common Stock underlying the Series A Preferred Stock. The influx of those shares into the public market could have a negative effect on the trading price of our Class A Common Stock.

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Notice Pursuant to Section 228 of the General Corporation Law of the State of Delaware

Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228 of the DGCL.

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DISSENTERS’ RIGHTS OF APPRAISAL

Under the DGCL, our stockholders are not entitled to appraisal rights with respect to the Private Placement.

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our officers and directors, nor any of their associates, have any interest in the actions approved by our stockholders and described in this Information Statement except in their capacity as holders of our Class A Common Stock (which interest does not differ from that of the other holders of our Class A Common Stock).

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the Record Date, unless otherwise noted below for the following:

•	each person, or group of affiliated persons, who we know to beneficially own more than 5% of our common stock;
•	each of our named executive officers;
•	each of our directors; and
•	all our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Common stock subject to options exercisable on or within 60 days after the Record Date, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options but are not deemed outstanding for computing the percentage ownership of any other person.

The beneficial ownership of voting securities of the Company is based on 361,107,317 and 36,525,370 shares of Nxu’s Class A Common Stock and Class B common stock, respectively, issued and outstanding as of the Record Date (which does not give effect to our 1-for-150 reverse stock split completed after the Record Date on December 26, 2023).

Name of Beneficial Owner(1)	Class A Shares		% of Class	Class B Shares		% of Class	Combined Voting Power(2)
Directors and Executive Officers
Mark Hanchett	28,215,641	(3)	7.8%	27,103,676	(4)	72.6%	36.8%
Annie Pratt	11,583,642	(5)	3.2%	10,321,696	(6)	27.4%	13.6%
Apoorv Dwivedi	1,746,668	(7)	*	-		-	*
Britt Ide	412,768	(8)	*	-		-	*
Caryn Nightengale	394,749	(9)	*	-		-	*
Jessica Billingsley	194,444	(10)	*	-		-	-
All directors and executive officers as a group (6 individuals)	42,547,912		11.3%	36,525,372		100.0%	50.4%

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(1)	The business address of each of the individuals is c/o Nxu, Inc., 1828 N. Higley Rd., Suite 116, Mesa, Arizona 85205.

(2)	Represents the percentage of voting power with respect to all shares of the Company’s outstanding capital stock voting together as a single class. Does not include shares underlying stock options that are currently exercisable or exercisable within 60 days of December 22, 2023 or restricted stock units that vest within 60 days. The holders of our Class B common stock are entitled to 10 votes per share and the holders of our Class A Common Stock are entitled to one vote per share.

(3)	Includes 26,308,830 shares of Class A Common Stock underlying options that are currently exercisable or are exercisable within 60 days and 600,000 restricted stock units that vest within 60 days.

(4)	Includes 600,000 restricted stock units that vest within 60 days.

(5)	Represents 10,276,831 shares of Class A Common Stock underlying options that are currently exercisable or are exercisable within 60 days and 300,000 restricted stock units that vest within 60 days.

(6)	Includes 400,000 restricted stock units that vest within 60 days.

(7)	Mr. Dwivedi resigned as Chief Financial Officer, effective December 18, 2023. Includes 240,000 shares of Class A Common Stock underlying options that are currently exercisable or are exercisable within 60 days and 654,762 restricted stock units that vest within 60 days.

(8)	Includes 218,324 shares of Class A Common Stock underlying options that are currently exercisable or are exercisable within 60 days and 194,444 restricted stock units that vest within 60 days.

(9)	Represents 200,305 shares of Class A Common Stock underlying options that are currently exercisable or are exercisable within 60 days and 194,444 restricted stock units that vest within 60 days.

(10)	Represents 194,444 restricted stock units that vest within 60 days.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Unless the Company is otherwise advised by the stockholders, we will only deliver one copy of this Information Statement to multiple stockholders sharing an address. This practice known as “householding” is intended to reduce the Company’s printing and postage costs.

We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder. A stockholder, who wishes to receive a separate copy of this Information Statement, may direct such request to the Company at 1828 N. Higley Rd., Ste 116, Mesa, AZ 85205, or you can contact us via telephone at (408) 674-9027. Stockholders who receive multiple copies of the Information Statement at their address and would like to request that only a single copy of communications be delivered to the shared address may do so by making either a written or oral request to the Company contacts listed above.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Any statements contained in this Information Statement that are not statements of historical fact may be forward-looking statements, including, without limitation, the timing of and the anticipated benefits of the Private Placement. Words such as “anticipates,” “could,” “may,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “will” and words or phrases of similar substance used in connection with any discussion of future operations, financial performance, plans, events, trends or circumstances can be used to identify some, but not all, forward-looking statements. These forward-looking statements are just predictions and involve significant risks and uncertainties, many of which are beyond our control, and actual results may differ materially from these statements. Factors that could cause actual outcomes or results to differ materially from those reflected in forward-looking statements include, but are not limited to, those discussed in our filings with the SEC.

Except as may be required by applicable law, the Company does not undertake or intend to update or revise any forward-looking statements, and the Company assumes no obligation to update any forward-looking statements contained in this Information Statement as a result of new information or future events or developments. Thus, you should not assume that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements.

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WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports and other documents with the SEC. These reports contain additional information about Nxu. The Company’s SEC filings are made available electronically to the public at the SEC’s website located at www.sec.gov. Stockholders can also obtain free copies of the Company’s SEC filings through the “Investors” section of the Company’s website at www.nxuenergy.com. The Company’s website address is being provided as an inactive textual reference only. The information provided on the Company’s website, other than the copies of the documents listed or referenced below that have been or will be filed with the SEC, is not part of this Information Statement, and therefore is not incorporated herein by reference.

The SEC allows the Company to “incorporate by reference” information that it files with the SEC in other documents into this Information Statement. This means that the Company may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement. The Company is incorporating by reference the Company’s Current Report on Form 8-K filed with the SEC on December 27, 2023.

The Company undertakes to provide without charge to each person to whom a copy of this Information Statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this Information Statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this Information Statement incorporates. You may obtain documents incorporated by reference by requesting them in writing at Nxu, Inc., 1828 N. Higley Rd., Ste 116, Mesa, AZ 85205 or by telephone at (408) 674-9027.

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OTHER MATTERS

The Company has not authorized anyone to provide information on behalf of the Company that is different from that contained in this Information Statement. This Information Statement is dated January 16, 2024. No assumption should be made that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement will not create any implication to the contrary.

The Company will make arrangements with brokerage firms and other custodians, nominees and fiduciaries who are record holders of the Company’s Common Stock for the forwarding of this Information Statement to the beneficial owners of the Company’s Common Stock. The Company will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of the Information Statement.

By Order of the Board of Directors,

/s/ Mark Hanchett

Mark Hanchett

Chief Executive Officer

Dated: January 16, 2024

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